SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 17, 2004

SUSQUEHANNA MEDIA CO.
(Exact name of registrant as specified in charter)

Delaware	333-80523	23-2722964
(State of other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

140 East Market Street, York, PA 17401
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (717) 848-5500

ITEM 9. REGULATION FD DISCLOSURE

During the first quarter of 2004, Susquehanna Media Co. (“Media”) expects to replace its existing $450 million senior credit facilities (“Old Facilities”) with new senior credit facilities (“New Facilities”) totaling $600 million. Media is currently negotiating the size, terms and structure of the New Facilities. The New Facilities are expected to be used in part to fund Media’s pending acquisition of the Carmel, New York cable system owned by RCN Corp ($120 million) and to fund Media’s anticipated redemption of all its 8.5% Subordinated Notes (“Notes”) ($156.4 million) on May 15, 2004, including a $6.4 million call premium, which is expected to be more than offset by future interest savings. This Form 8-K is not, and shall not be deemed to be, a notice of redemption to holders of the Notes. If redeemed, the Notes will be redeemed in accordance with their terms and the terms of the indenture governing the Notes.

Financial and other covenants related to the New Facilities are generally expected to be no more restrictive than existing covenants. Although there can be no assurances, the New Facilities are expected to close in early March.

In accordance with General Instruction B2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Some of the statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than historical facts included herein, including those regarding market trends, Media’s financial position, business strategy, projected plans, estimated impact of accounting treatment changes, estimated SEC filing dates, and objectives of management for future operations, are forward-looking statements. Many of these risks are discussed in Media’s Annual Report on Form 10-K for the year ended December 31, 2002. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Media to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in Media’s markets), acquisition opportunities and Media’s ability to integrate successfully any such acquisitions, our ability to successfully enter new lines of business, from time to time, such as telephony, meet expectations and estimates concerning future financial performance, financing plans, Media’s ability to service its outstanding indebtedness, the impact of competition, existing and future regulations affecting Media’s business, nonrenewal of cable franchises, decreases in Media’s customers advertising expenditures and other factors over which Media may have little or no control.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 17, 2004	SUSQUEHANNA MEDIA CO. (Registrant)

	By:	/s/ John L. Finlayson

John L. Finlayson
Vice President and Principal Financial and Accounting Officer